UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Skyline Champion Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

to be held on July 30, 2019, for Skyline Champion Corporation

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/SKY. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2019 Annual Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before July 19, 2019.

For a Convenient Way to VIEW Proxy Materials
– and –
VOTE Online go to: www.proxydocs.com/SKY

Proxy Materials Available to View or Receive:

1. Proxy Statement  2. Annual Report

Printed materials may be requested by one of the following methods:

INTERNET	TELEPHONE		*E-MAIL
www.investorelections.com/SKY	(866) 648-8133		paper@investorelections.com
You must use the 12 digit control number located in the shaded gray box below.		*	If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

ACCOUNT NO.	SHARES

Company Notice of Annual Meeting

Date: Tuesday, July 30, 2019 Time: 9:00 A.M. (Eastern Time) Place: Hilton Garden Inn, 200 Wilshire Drive, Troy, MI 48084

The purpose of the Annual Meeting is to take action on the following proposals:

The Board of Directors recommends that you vote “FOR” the following.

1.	Election of Directors
	Nominees 01 Keith Anderson	03 Michael Berman	05 Michael Kaufman	07 Mark Yost
	02 Timothy Bernlohr	04 John C. Firth	06 Gary E. Robinette
The Board of Directors recommends that you vote “FOR” the following.
1.	To elect seven members of the Board of Directors, each to serve until the next annual meeting of shareholders or until a successor has been duly elected and qualified.
2.	To ratify the appointment of Ernst & Young LLP as Skyline Champion’s independent registered public accounting firm.
3.	To consider a non-binding advisory vote on fiscal 2019 compensation paid to Skyline Champion’s named executive officers.